UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020

Future FinTech Group Inc.

(Exact name of registrant as specified in its charter)

Florida	001-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23F, China Development Bank Tower,

No. 2, Gaoxin 1st Road, Xi’an, China 710075

(Address of principal executive offices, including zip code)

(86-29) 8187-8277

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FTFT	Nasdaq Stock Market

Item 4.01	Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On April 3, 2020, the Audit Committee of the Board of Directors of Future FinTech Group, Inc. (the “Company”) dismissed Wang Certified Public Accountant P.C. (“Wang”) as the Company’s independent registered public accounting firm, effective immediately.

Wang’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the consolidated financial statements of the Company for the fiscal year ended December 31, 2018 contained an uncertainty about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and in the subsequent interim period through April 2, 2020, there were (i) no disagreements between the Company and Wang on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wang, would have caused Wang to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Wang with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Wang furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein as soon as possible.  A copy of Wang’s letter dated April 8, 2020, is attached as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

On April 3, 2020, the Audit Committee approved the engagement of BF Borgers CPA PC (“BF Borgers”) as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee also approved BF Borgers to act as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019.

During the Company’s two most recent fiscal years and through April 2, 2020, neither the Company nor anyone on its behalf consulted BF Borgers regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company; or (ii) any matter that was either the subject of a disagreement or a reportable event as described above; and there was neither a written report nor was oral advice provided to the Company by BF Borgers that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Wang Certified Public Accountant P.C., dated April 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future FinTech Group Inc.

Date: April 9, 2020	By:	/s/ Shanchun Huang
	Name:	Shanchun Huang
	Title:	Chief Executive Officer